SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                February 7, 2003
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                Date of Report (Date of earliest event reported)


                             PSS WORLD MEDICAL, INC.
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             (Exact name of registrant as specified in its charter)

                                     Florida
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                 (State of other jurisdiction of incorporation)

                0-23832                            59-2280364
        (Commission File Number)           (IRS Employer Identification No.)

                4345 Southpoint Boulevard, Jacksonville, FL 32216
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (904) 332-3000



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Item 7. Financial Statements and Exhibits

(a)      Financial statements of businesses acquired.

              Not applicable

(b)      Proforma financial information.

              Not applicable.

(c)      Exhibits

          The following exhibits are furnished pursuant to Item 9 of this Report.

              99.1  Certificate of Chief Executive Officer

              99.2  Certificate of Principal Financial Officer

Item 9. Regulation FD Disclosure.

PSS World Medical, Inc. hereby files the written certifications of its Chief Executive Officer and Chief Financial Officer regarding its Quarterly Report on Form 10-Q for the quarter ended December 27, 2002, as required under Section 906 of the Sarbanes-Oxley Act of 2002. The certifications of the Chief Executive Officer and the Chief Financial Officer are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      PSS WORLD MEDICAL, INC.
                                      (Registrant)


Date: February 7, 2003
                                      By: /s/ David M. Bronson
                                      ___________________________
                                            David M. Bronson
                                            Senior Vice President
                                            and Chief Financial Officer


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Exhibit Index


Exhibit 99.1--Certificate of Chief Executive Officer dated February 7, 2003

Exhibit 99.2--Certificate of Principal Financial Officer dated February 7, 2003